SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

The Special Meeting of Shareholders of Calvert
Aggressive Allocation Fund, Calvert Conservative
Allocation Fund
and Calvert Moderate Allocation Fund, each a series of Calvert Social Investment Fund (collectively, the "Funds") was held on December 16, 2016 and adjourned to December 23, 2016, and further adjourned for Calvert Aggressive
Allocation Fund and Calvert Moderate Allocation
Fund to December 28, 2016 and January 6, 2017.

Shareholders of the Funds voted on the following proposals:



1.
Approval of a new investment advisory agreement with Calvert Research and Management.








Number of Shares*
Fund
For
Against
Abstain**
Uninstructed**
Calvert Aggressive Allocation Fund
2,669,679
47,665
276,099
716,454
Calvert Conservative Allocation Fund
4,336,596
61,889
439,377
1,478,075
Calvert Moderate Allocation Fund
5,502,577
121,304
428,560
1,763,820



2.
Reaffirmation and approval of the Funds ability to invest in notes issued by Calvert Social Investment
Foundation.








Number of Shares*
Fund
For
Against
Abstain**
Uninstructed**
Calvert Aggressive Allocation Fund
2,679,099
45,181
269,161
716,455
Calvert Conservative Allocation Fund
4,311,407
60,368
466,084
1,478,077
Calvert Moderate Allocation Fund
5,550,588
112,616
389,237
1,763,819



3.
Approval of the Funds reliance on a potential future exemptive order that may be granted by the U.S.
Securities and Exchange Commission.








Number of Shares*
Fund
For
Against
Abstain**
Uninstructed**
Calvert Aggressive Allocation Fund
2,625,308
66,220
301,914
716,454
Calvert Conservative Allocation Fund
4,259,521
73,950
504,389
1,478,076
Calvert Moderate Allocation Fund
5,442,265
144,510
465,665
1,763,821

Shareholders of Class A shares of the Funds voted on the following proposal:



1.
Approval of Master Distribution Plan for Class A shares of the Funds pursuant to Rule 12b-1 under the
Investment Company Act of 1940, as amended.








Number of Shares*
Fund
For
Against
Abstain**
Uninstructed**
Calvert Aggressive Allocation Fund
2,200,769
45,069
262,499
602,911
Calvert Conservative Allocation Fund
3,469,250
51,245
406,244
1,244,082
Calvert Moderate Allocation Fund
4,581,187
82,041
355,410
1,434,576




Shareholders of Class C shares of the Funds voted on the following proposal:



1.
Approval of Master Distribution Plan for Class C shares of the Funds pursuant to Rule 12b-1 under the
Investment Company Act of 1940, as amended.








Number of Shares*
Fund
For
Against
Abstain**
Uninstructed**
Calvert Aggressive Allocation Fund
455,625
9,743
41,501
67,387
Calvert Conservative Allocation Fund
762,172
18,029
62,073
219,617
Calvert Moderate Allocation Fund
906,786
54,252
91,464
270,903

Shareholders of Calvert Social Investment Fund voted on the following proposals:



1.
To elect Trustees of Calvert Social Investment
Fund:






Number of Shares*
Nominee
For
Withheld
Richard L. Baird, Jr.
89,808,297
4,926,710
Alice Gresham Bullock
90,332,908
4,402,099
Cari Dominguez
89,953,194
4,781,813
Miles D. Harper III
89,710,415
5,024,593
John G. Guffey, Jr.
89,771,526
4,963,481
Joy V. Jones
90,296,742
4,438,265
Anthony A. Williams
81,252,516
13,482,491
John H. Streur
89,685,948
5,049,059



2.
Approval of Amendment to Calvert Social Investment
Funds Declaration of Trust






Number of Shares*
For
Withheld
Abstain**
Uninstructed**
64,738,742
3,235,787
6,666,839
20,093,636



*
Excludes fractional shares.



**
Uninstructed shares (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a vote against the proposals.
Uninstructed shares are sometimes referred to as broker non-votes. Abstentions were also treated in this manner.


SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

The Special Meeting of Shareholders of Calvert
Balanced Portfolio, Calvert Bond Portfolio and
Calvert Equity
Portfolio, each a series of Calvert Social
Investment Fund (collectively, the "Funds") was held on December 16,
2016 and adjourned to December 23, 2016, December
28, 2016, January 6, 2017 and January 27, 2017.

Shareholders of the Funds voted on the following proposals:



1.
Approval of a new investment advisory agreement with Calvert Research and Management.








Number of Shares*
Fund
For
Against
Abstain**
Uninstructed**
Calvert Balanced Portfolio
8,851,081
236,157
889,259
2,789,088
Calvert Bond Portfolio
25,363,645
347,609
1,612,979
5,734,599
Calvert Equity Portfolio
21,820,386
468,294
1,168,246
7,611,567



2.
Reaffirmation and approval of the Funds ability to invest in notes issued by Calvert Social Investment
Foundation.








Number of Shares*
Fund
For
Against
Abstain**
Uninstructed**
Calvert Balanced Portfolio
8,974,105
181,498
820,893
2,789,088
Calvert Bond Portfolio
25,393,687
342,104
1,588,448
5,734,593
Calvert Equity Portfolio
21,843,105
471,786
1,142,038
7,611,566



3.
Approval of the Funds reliance on a potential future exemptive order that may be granted by the U.S.
Securities and Exchange Commission.








Number of Shares*
Fund
For
Against
Abstain**
Uninstructed**
Calvert Balanced Portfolio
8,810,865
234,190
931,440
2,789,091
Calvert Bond Portfolio
25,202,821
369,109
1,752,303
5,734,599
Calvert Equity Portfolio
24,463,482
612,066
1,605,840
6,929,113

Shareholders of Calvert Equity Portfolio voted on the following proposal:



1.
Approval of a new investment sub-advisory agreement with Atlanta Capital Management Company, LLC.






Number of Shares*
For
Against
Abstain**
Uninstructed**
21,663,683
524,730
1,268,505
7,611,577

Shareholders of Class A shares of the Funds voted on the following proposal:



1.
Approval of Master Distribution Plan for Class A shares of the Funds pursuant to Rule 12b-1 under the
Investment Company Act of 1940, as amended.








Number of Shares*
Fund
For
Against
Abstain**
Uninstructed**
Calvert Balanced Portfolio
7,892,290
223,838
862,965
2,428,828
Calvert Bond Portfolio
11,500,153
256,488
953,524
2,997,382
Calvert Equity Portfolio
12,792,900
465,531
1,138,666
4,454,681



Shareholders of Class C shares of the Funds voted on the following proposal:



1.
Approval of Master Distribution Plan for Class C shares of the Funds pursuant to Rule 12b-1 under the
Investment Company Act of 1940, as amended.








Number of Shares*
Fund
For
Against
Abstain**
Uninstructed**
Calvert Balanced Portfolio
791,141
23,206
92,715
83,715
Calvert Bond Portfolio
773,944
11,244
94,749
197,305
Calvert Equity Portfolio
2,373,724
65,598
224,634
861,073

Shareholders of Calvert Social Investment Fund voted on the following proposals:



1.
To elect Trustees of Calvert Social Investment
Fund:






Number of Shares*
Nominee
For
Withheld
Richard L. Baird, Jr.
89,808,297
4,926,710
Alice Gresham Bullock
90,332,908
4,402,099
Cari Dominguez
89,953,194
4,781,813
Miles D. Harper III
89,710,415
5,024,593
John G. Guffey, Jr.
89,771,526
4,963,481
Joy V. Jones
90,296,742
4,438,265
Anthony A. Williams
81,252,516
13,482,491
John H. Streur
89,685,948
5,049,059



2.
Approval of Amendment to Calvert Social Investment
Funds Declaration of Trust






Number of Shares*
For
Withheld
Abstain**
Uninstructed**
64,738,742
3,235,787
6,666,839
20,093,636



*
Excludes fractional shares.



**
Uninstructed shares (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a vote against the proposals.
Uninstructed shares are sometimes referred to as broker non-votes. Abstentions were also treated in this manner.